UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	Prudential Short Duration High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	5/31/2018

Date of reporting period:	11/30/2017

Item 1	–	Reports to Stockholders

     PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

SEMIANNUAL REPORT

NOVEMBER 30, 2017

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High level of current income

Highlights (unaudited)

•	Issue selection within the telecom and technology sectors were some of the largest positive contributors to performance.

•	Overall sector allocation modestly detracted from returns.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2018 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the semiannual report for the Prudential Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the six-month period ended November 30, 2017.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. We’re part of PGIM, a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Fund, Inc.

January 16, 2018

Prudential Short Duration High Yield Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at www.pgiminvestments.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments.* The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by S&P Global Ratings (S&P) and Fitch, Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PGIM Fixed Income to be of comparable quality.

Performance Snapshot as of 11/30/17
Price per Share	Total Return for Six Months Ended 11/30/17
$16.55 (NAV)	1.60%
$14.75 (Market Price)	–1.88%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: PGIM Investments LLC

Key Fund Statistics as of 11/30/17
Duration	2.3 years	Average Maturity	3.7 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 11/30/17 (%)
BBB	6.6
BB	49.0
B	36.7
CCC	4.5
Not Rated	1.2
Cash/Cash Equivalents	1.9
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by an NRSRO such as Moody’s, S&P, or Fitch. Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Yield and Dividends as of 11/30/17
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 11/30/17
$0.5550	$0.0925	7.53%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of November 30, 2017.

Prudential Short Duration High Yield Fund, Inc.	5

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The Prudential Short Duration High Yield Fund, Inc. returned 1.60% on a net basis for the six-month reporting period ended November 30, 2017, underperforming the 1.82% return of its benchmark, the Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index (the Index). While also underperforming the 2.01% return of the Lipper High Yield Funds (Leveraged) average, the Fund outperformed its benchmark on a gross basis.

What were market conditions?

•

The short duration, higher quality high yield corporate bond market, as represented by the Index, generated positive returns during the reporting period, but underperformed the broader high yield corporate bond market, as represented by the Bloomberg Barclays High Yield Index, by 46 basis points. (A basis point is  1/100th of a percent.) The Index’s yield to worst ended the period at 4.47%, 39 basis points higher than it was at the beginning of the period. The yield to worst is the lowest potential yield that can be received on a portfolio of bonds without the issuers actually defaulting.

•	Overall, the performance of high yield bonds continued the positive trend that had begun after the November 2016 US election, which had sparked a rally in the global capital markets.

•

Although lower taxes, regulatory rollbacks, and increased infrastructure spending were expected to drive US economic growth, volatility in oil prices and interest rates dampened investor sentiment in June 2017, when the current fiscal period began. Nevertheless, high yield bonds closed the month with a positive total return.

•

In the third quarter, high yield bonds generated solid returns on the back of record high equity prices, improving commodity prices, a manageable new-issue calendar, and investors’ ongoing search for yield. That said, the high yield bond market was not completely immune to the impact of various global events, including geopolitical tensions between the US and North Korea, the terror attack in Barcelona, and the effects of Hurricanes Harvey and Irma.

•

In October, high yield bonds continued to perform well, supported by a “reflation trade” in the stock market, the firmer backdrop for energy bonds, and optimism about both the Republicans’ tax plan and third-quarter corporate earnings. In a reflation trade, investors generally favor assets that might benefit from rising economic growth and inflation.

•

High yield bond performance wavered during the first half of November, when the market experienced a sharp sell-off amid heavy retail mutual fund withdrawals, shocks from a handful of companies, and sector-based selling. Valuations dropped approximately 1.4%, testing the resolve of investors, who had experienced only three down months (in which losses were less than 0.4% in each instance) during the previous 20-month period. In the second half of November, high yield bonds regained much lost ground due to surprising progress on US tax reform and rallying oil and stock prices.

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•

The top-performing industries in the high yield bond market during the period were electric utilities, metals & mining, and financials. The electric utilities industry was the leading performer, driven by attractive valuations, positive merger and acquisition trends (most notably Vistra Energy’s acquisition of Dynegy), and continued improvement in the fundamentals of independent power producers. The worst performers were those that posted negative total returns, including food & drug retail, telecommunications, consumer products, and cable. Food and drug retail was the weakest-performing industry as the market assessed the impact of Amazon’s acquisition of Whole Foods Market and the potential squeeze on traditional grocers’ profit margins. Telecommunications companies came under pressure because of lackluster earnings from CenturyLink and Frontier Communications, as well as news that Sprint and T-Mobile were calling off merger talks.

•

According to Moody’s, the trailing 12-month US speculative-grade issuer default rate was 3.4% on November 30th, a modest up tick from the end of the third quarter. In 2017, most defaults were by issuers in the oil & gas and retail sectors. Looking ahead, Moody’s expects the advertising, printing, and publishing sector to contribute most to default activity during the next 12 months.

What worked?

•	The Fund’s underweight to telecommunications and overweight to electric utilities bolstered relative performance.

•	Security selection in the telecommunications, technology, upstream energy, and consumer non-cyclical sectors added value.

•

Within individual security selection, the Fund’s positioning in Dynegy (electric utilities), Claire’s (retail), Windstream Holdings and Altice (telecommunications), and Valeant Pharmaceuticals (health care & pharmaceutical) contributed positively to results.

What didn’t work?

•

Sector allocations detracted modestly from the Fund’s relative returns. An overweight position in the health care & pharmaceutical sector hurt performance most during the period. The Fund’s underweights in the rebounding upstream energy sector, coupled with its underweights in finance & insurance and transportation & environmental services, also limited results.

•	The Fund was hindered by security selection in the health care & pharmaceutical, electric utilities, and midstream energy sectors.

•

Among individual issues, overweight positions in the health care sector, including Community Health Systems and Tenet Healthcare, detracted from performance. An overweight in retailer PetSmart was also negative.

Prudential Short Duration High Yield Fund, Inc.	7

Strategy and Performance Overview (continued)

How did the Fund’s borrowing (leverage) strategy affect its performance?

•	The Fund’s use of leverage contributed positively to results as the returns of the securities purchased were in excess of the cost of borrowing.

•	As of November 30, 2017, the Fund had borrowed $170 million and was about 23.6% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was approximately 24.2%.

Did the Fund use derivatives and how did they affect performance?

•

The Fund used derivatives, specifically currency forwards, to hedge the currency risk from owning non-US dollar-denominated bonds. The Fund also used US Treasury futures to hedge interest rate risk relative to the Index.

•	During the reporting period, the use of these derivatives helped mitigate the impact of fluctuating currencies and interest rates on the Fund.

Current Outlook

•	In the near term, PGIM Fixed Income favors high yield corporate bonds because of improving fundamentals and favorable market technicals (supply/demand dynamics).

•

Despite elevated risks in some sectors like retail, health care, and commodities, default rates should remain low. PGIM Fixed Income’s main concern is a recession triggered by an unanticipated development. However, such a scenario is likely to result in less spread widening than in previous recessions given the relative caution currently exhibited by issuers and investors.

•

At the end of the reporting period, key positioning themes were continued underweights in the energy, finance & insurance, and banking sectors. Sector overweights included technology, building materials & construction, health care & pharmaceutical, and cable.

Benchmark Definitions

Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index—The Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index is an unmanaged index which represents performance of US higher-rated short duration high yield bonds.

Source: Bloomberg Barclays

Lipper High Yield Funds (Leveraged) Average—The Lipper High Yield Funds (Leveraged) Average (Lipper Average) represent Funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. These funds can be leveraged via the use of debt, preferred equity, and/or reverse repurchase agreements.

Investors cannot invest directly in an index or average.

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Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available in most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal ’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on www.pgiminvestments.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to www.pgiminvestments.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

Prudential Short Duration High Yield Fund, Inc.	9

Schedule of Investments (unaudited)

as of November 30, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
LONG-TERM INVESTMENTS 126.8%

BANK LOANS 8.4%

Aerospace & Defense 0.2%
StandardAero Aviation Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%^	5.100	%(c)	07/07/22	900	$904,500

Commercial Services 1.0%
Laureate Education, Inc., Series 2024 Term Loan, 1 Month LIBOR + 4.500%	5.850	(c)	04/26/24	3,924	3,940,222
LSC Communications, Inc., First Lien Term B Loan, 1 Month LIBOR + 5.500%	6.838	(c)	09/30/22	1,626	1,630,215

					5,570,437

Food 0.6%
CEC Entertainment, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.000%	4.350	(c)	02/15/21	3,222	3,114,422

Non-Captive Finance 0.4%
Exela Intermediate LLC, First Lien Term B Loan, 3 Month LIBOR + 7.500%	8.678	(c)	06/30/23	2,000	1,886,250

Packaging & Containers 0.3%
Coveris Holdings SA (Luxembourg), USD Term B-1 Loan, 3 Month LIBOR + 4.250%^	5.583	(c)	06/29/22	1,382	1,380,324

Retail 1.1%
Academy, Ltd., Initial Term Loan, 1 Month LIBOR + 4.000%	5.306	(c)	07/01/22	2,613	2,109,947
Rite Aid Corp., Tranche 2 Term Loan (Second Lien), 1 Month LIBOR + 3.875%	5.085	(c)	06/21/21	1,700	1,700,000
Sally Holdings LLC, Term B-2 Loan	4.500		07/05/24	2,475	2,468,812

					6,278,759

Software 1.1%
BMC Software Finance, Inc., Initial B-1 US Term Loans, 1 Month LIBOR + 3.750%	5.100	(c)	09/10/22	3,559	3,565,020
Symantec Corp., Term A-5 Loan, 2 Month LIBOR + 1.750%^	3.030	(c)	08/01/21	2,564	2,560,897

					6,125,917

Technology 1.8%
Evergreen Skills Lux Sarl, First Lien Initial Term Loan, 1 Month LIBOR + 4.750%	6.100	(c)	04/28/21	1,900	1,824,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	11

Schedule of Investments (unaudited) (continued)

as of November 30, 2017

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
BANK LOANS (Continued)

Technology (cont’d.)
Informatica Corp., Dollar Term Loan, 3 Month LIBOR + 3.500%	4.833	%(c)	08/05/22	1,741	$1,746,300
McAfee LLC,
First Lien Closing Date USD Term Loan, 3 Month LIBOR + 4.500%	5.833	(c)	09/30/24	4,650	4,667,759
Second Lien Initial Loan, 3 Month LIBOR + 8.500%	9.833	(c)	09/29/25	1,850	1,868,500

					10,106,559

Telecommunications 1.4%
Frontier Communications Corp., Term B-1 Loan, 1 Month LIBOR + 3.750%	5.090	(c)	06/17/24	3,716	3,521,940
West Corp., First Lien Term B Loan, 1 Month LIBOR + 4.000%	5.350	(c)	10/10/24	4,100	4,092,313

					7,614,253

Wireless 0.5%
Digicel International Finance Ltd., First Lien Initial Term B Loan, 1 Month LIBOR + 3.750%	5.080	(c)	05/27/24	2,400	2,403,000
Xplornet Communications, Inc. (Canada), Term B Loan, 3 Month LIBOR + 4.750%	6.083	(c)	09/09/21	572	577,485

					2,980,485

TOTAL BANK LOANS (cost $45,616,660)					45,961,906

CORPORATE BONDS 118.4%

Auto Manufacturers 0.3%
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250		11/15/19	1,600	1,632,000

Auto Parts & Equipment 1.1%
American Axle & Manufacturing, Inc.,
Gtd. Notes	5.125		02/15/19	1,415	1,415,000
Gtd. Notes(aa)	7.750		11/15/19	2,500	2,728,125
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, Cash coupon 4.125% or PIK 4.875%, 144A	4.125		09/15/21	2,200	2,235,222

					6,378,347

Banks 0.8%
CIT Group, Inc., Sr. Unsec’d. Notes(aa)	5.000		08/15/22	4,175	4,462,031

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Beverages 0.2%
Cott Beverages, Inc. (Canada), Gtd. Notes	5.375%	07/01/22	1,300	$1,352,000

Building Materials 0.8%
Griffon Corp., Gtd. Notes	5.250	03/01/22	1,708	1,740,537
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.125	02/15/21	675	695,162
Summit Materials LLC/Summit Materials Finance Corp., Gtd. Notes	8.500	04/15/22	1,750	1,944,688

				4,380,387

Chemicals 6.3%
A. Schulman, Inc., Gtd. Notes	6.875	06/01/23	1,250	1,309,375
Ashland LLC, Gtd. Notes	4.750	08/15/22	1,650	1,720,125
CF Industries, Inc., Gtd. Notes(aa)	7.125	05/01/20	3,970	4,352,112
Chemours Co. (The),
Gtd. Notes(aa)	6.625	05/15/23	6,480	6,852,600
Gtd. Notes	7.000	05/15/25	1,035	1,132,031
Hexion, Inc., Sr. Sec’d. Notes, 144A(aa)	10.375	02/01/22	735	676,421
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24	4,350	4,404,375
Platform Specialty Products Corp., Sr. Unsec’d. Notes, 144A	6.500	02/01/22	1,145	1,183,644
PQ Corp., Sr. Sec’d. Notes, 144A	6.750	11/15/22	800	862,000
PQ Corp./Eco Finance Corp., Gtd. Notes, 144A	8.500	11/01/22	555	580,669
Rain CII Carbon LLC/CII Carbon Corp., Sec’d. Notes, 144A(aa)	8.250	01/15/21	4,770	4,901,175
Tronox Finance LLC, Gtd. Notes, 144A(aa)	7.500	03/15/22	3,985	4,164,325
W.R. Grace & Co., Gtd. Notes, 144A(aa)	5.125	10/01/21	2,540	2,689,225

				34,828,077

Commercial Services 2.1%
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Gtd. Notes, 144A(aa)	6.375	08/01/23	4,450	4,583,500
Nielsen Co. Luxembourg SARL (The), Gtd. Notes, 144A	5.500	10/01/21	2,215	2,278,681
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes	4.500	10/01/20	325	328,656
Gtd. Notes, 144A	5.000	04/15/22	1,500	1,544,025
Service Corp. International, Sr. Unsec’d. Notes(aa)	7.625	10/01/18	2,603	2,710,374

				11,445,236

Computers 3.3%
Dell International LLC/EMC Corp., Gtd. Notes, 144A(aa)	5.875	06/15/21	5,150	5,356,024

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	13

Schedule of Investments (unaudited) (continued)

as of November 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Computers (cont’d.)
NCR Corp.,
Gtd. Notes	4.625%	02/15/21	1,075	$1,080,375
Gtd. Notes	5.000	07/15/22	1,882	1,910,230
Gtd. Notes(aa)	5.875	12/15/21	2,685	2,759,911
Gtd. Notes	6.375	12/15/23	1,850	1,949,438
Western Digital Corp.,
Gtd. Notes	10.500	04/01/24	1,694	1,967,581
Sr. Sec’d. Notes, 144A(aa)	7.375	04/01/23	2,850	3,099,375

				18,122,934

Distribution/Wholesale 0.1%
Global Partners LP/GLP Finance Corp., Gtd. Notes	7.000	06/15/23	500	512,500

Diversified Financial Services 2.8%
Alliance Data Systems Corp.,
Gtd. Notes, 144A	5.375	08/01/22	2,545	2,583,175
Gtd. Notes, 144A	6.375	04/01/20	2,500	2,517,500
FBM Finance, Inc., Sr. Sec’d. Notes, 144A	8.250	08/15/21	850	907,375
Navient Corp.,
Sr. Unsec’d. Notes(aa)	6.500	06/15/22	4,965	5,213,250
Sr. Unsec’d. Notes	6.625	07/26/21	525	555,188
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	425	463,250
OneMain Financial Holdings LLC, Gtd. Notes, 144A(aa)	6.750	12/15/19	2,575	2,658,687
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec’d. Notes, 144A	6.750	06/15/22	325	340,844

				15,239,269

Electric 6.6%
AES Corp., Sr. Unsec’d. Notes	7.375	07/01/21	1,250	1,406,250
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.875	01/15/24	550	567,875
Sr. Unsec’d. Notes	5.375	01/15/23	1,375	1,369,844
Sr. Unsec’d. Notes	5.500	02/01/24	1,475	1,425,219
DPL, Inc.,
Sr. Unsec’d. Notes(aa)	6.750	10/01/19	3,160	3,310,100
Sr. Unsec’d. Notes(aa)	7.250	10/15/21	2,325	2,574,937
Dynegy, Inc.,
Gtd. Notes(aa)	7.375	11/01/22	8,925	9,538,594
Gtd. Notes	7.625	11/01/24	1,350	1,469,813
Gtd. Notes	8.034	02/02/24	775	817,625

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Electric (cont’d.)
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875%	06/15/17	750	$540,000
Sr. Unsec’d. Notes(d)	9.500	10/15/18	2,625	1,863,750
Sr. Unsec’d. Notes(d)	9.875	10/15/20	1,400	994,000
NRG Energy, Inc.,
Gtd. Notes(aa)	6.250	07/15/22	3,325	3,462,156
Gtd. Notes	6.250	05/01/24	2,575	2,723,062
Gtd. Notes(aa)	6.625	03/15/23	2,800	2,903,880
NRG REMA LLC, Series C, Pass-Through Certificates(aa)	9.681	07/02/26	1,100	742,170
Red Oak Power LLC, Series B, Sr. Sec’d. Notes	9.200	11/30/29	375	423,750

				36,133,025

Electronics 0.6%
Jabil, Inc.,
Sr. Unsec’d. Notes	5.625	12/15/20	690	736,575
Sr. Unsec’d. Notes(aa)	8.250	03/15/18	2,700	2,737,935

				3,474,510

Entertainment 6.2%
AMC Entertainment Holdings, Inc., Gtd. Notes(aa)	5.875	02/15/22	1,000	1,017,500
Carmike Cinemas, Inc, Sec’d. Notes, 144A(aa)	6.000	06/15/23	2,250	2,362,500
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A (original cost $3,200,000; purchased 03/08/17)(aa)(f)	6.000	03/15/22	3,200	3,288,000
Churchill Downs, Inc., Gtd. Notes(aa)	5.375	12/15/21	4,740	4,870,350
Eldorado Resorts, Inc., Gtd. Notes	7.000	08/01/23	2,200	2,362,250
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(aa)	4.375	11/01/18	3,175	3,206,750
International Game Technology PLC, Sr. Sec’d. Notes, 144A(aa)	6.250	02/15/22	3,150	3,437,437
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	600	645,000
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A(aa)	5.000	08/01/18	4,550	4,550,000
National CineMedia LLC, Sr. Sec’d. Notes(aa)	6.000	04/15/22	2,630	2,662,875
Scientific Games International, Inc.,
Gtd. Notes(aa)	6.625	05/15/21	1,975	2,034,250
Gtd. Notes	10.000	12/01/22	500	550,625
Sr. Sec’d. Notes, 144A(aa)	7.000	01/01/22	2,925	3,085,875

				34,073,412

Environmental Control 0.5%
Clean Harbors, Inc., Gtd. Notes(aa)	5.125	06/01/21	2,600	2,632,500

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	15

Schedule of Investments (unaudited) (continued)

as of November 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Food 2.5%
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A(aa)	6.500%	05/01/22	925	$949,281
JBS Investments GmbH (Brazil), Gtd. Notes, 144A	7.750	10/28/20	1,500	1,537,500
JBS USA LUX SA/JBS USA Finance, Inc. (Brazil),
Gtd. Notes, 144A(aa)	7.250	06/01/21	4,600	4,700,648
Gtd. Notes, 144A	7.250	06/01/21	1,050	1,072,974
Gtd. Notes, 144A	8.250	02/01/20	275	276,719
Shearer’s Foods LLC/Chip Finance Corp., Sr. Sec’d. Notes, 144A(aa)	9.000	11/01/19	3,325	3,399,813
SUPERVALU, Inc.,
Sr. Unsec’d. Notes	6.750	06/01/21	1,700	1,644,750
Sr. Unsec’d. Notes	7.750	11/15/22	225	218,250

				13,799,935

Forest Products & Paper 0.8%
Cascades, Inc. (Canada), Gtd. Notes, 144A	5.500	07/15/22	1,982	2,043,938
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes	7.750	12/01/22	2,360	2,501,600

				4,545,538

Hand/Machine Tools 0.1%
Apex Tool Group LLC, Gtd. Notes, 144A	7.000	02/01/21	850	805,375

Healthcare-Products 0.7%
Avantor, Inc., Sr. Sec’d. Notes, 144A	6.000	10/01/24	375	375,234
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A(aa)	4.875	04/15/20	2,460	2,373,900
Gtd. Notes, 144A	5.750	08/01/22	1,540	1,420,650

				4,169,784

Healthcare-Services 9.2%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.125	07/01/22	500	499,445
Gtd. Notes	5.625	02/15/23	1,575	1,582,875
Centene Corp., Sr. Unsec’d. Notes	5.625	02/15/21	2,375	2,452,188
CHS/Community Health Systems, Inc.,
Gtd. Notes	6.875	02/01/22	2,175	1,310,438
Gtd. Notes	7.125	07/15/20	1,375	1,072,500
Gtd. Notes(aa)	8.000	11/15/19	3,950	3,540,187
Sr. Sec’d. Notes	6.250	03/31/23	1,600	1,496,000

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
HCA Healthcare, Inc., Sr. Unsec’d. Notes(aa)	6.250%	02/15/21	1,750	$1,874,688
HCA, Inc.,
Gtd. Notes	5.875	05/01/23	100	106,000
Gtd. Notes	7.500	02/15/22	1,225	1,381,188
Sr. Sec’d. Notes(aa)	3.750	03/15/19	3,075	3,113,437
Sr. Sec’d. Notes	4.250	10/15/19	1,625	1,667,656
Kindred Healthcare, Inc., Gtd. Notes(aa)	8.000	01/15/20	5,775	5,818,312
LifePoint Health, Inc., Gtd. Notes	5.500	12/01/21	3,125	3,160,156
MEDNAX, Inc., Gtd. Notes, 144A	5.250	12/01/23	500	512,500
Molina Healthcare, Inc., Gtd. Notes(aa)	5.375	11/15/22	2,250	2,351,250
Select Medical Corp., Gtd. Notes(aa)	6.375	06/01/21	2,500	2,565,625
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875	04/15/21	2,450	2,468,375
Tenet Healthcare Corp.,
Sr. Sec’d. Notes	4.375	10/01/21	175	175,000
Sr. Sec’d. Notes	4.750	06/01/20	1,525	1,555,958
Sr. Sec’d. Notes, 144A(aa)	4.625	07/15/24	3,375	3,324,375
Sr. Unsec’d. Notes	6.750	02/01/20	475	479,750
Sr. Unsec’d. Notes	6.750	06/15/23	4,775	4,464,529
Sr. Unsec’d. Notes	8.125	04/01/22	2,150	2,128,500
Universal Health Services, Inc., Sr. Sec’d. Notes, 144A	4.750	08/01/22	1,325	1,358,125

				50,459,057

Home Builders 9.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A(aa)	6.875	02/15/21	3,225	3,297,562
AV Homes, Inc., Gtd. Notes	6.625	05/15/22	1,475	1,543,278
Beazer Homes USA, Inc.,
Gtd. Notes	5.750	06/15/19	717	754,643
Gtd. Notes(aa)	8.750	03/15/22	2,800	3,069,500
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A(aa)	6.500	12/15/20	2,765	2,816,844
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22	750	783,038
CalAtlantic Group, Inc.,
Gtd. Notes	6.250	12/15/21	350	385,000
Gtd. Notes(aa)	8.375	05/15/18	4,200	4,300,800
KB Home,
Gtd. Notes(aa)	4.750	05/15/19	3,609	3,685,691
Gtd. Notes(aa)	7.250	06/15/18	2,000	2,047,500
Lennar Corp.,
Gtd. Notes(aa)	4.125	01/15/22	2,600	2,658,500
Gtd. Notes	4.500	11/15/19	1,000	1,026,250

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	17

Schedule of Investments (unaudited) (continued)

as of November 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Home Builders (cont’d.)
M/I Homes, Inc., Gtd. Notes(aa)	6.750%	01/15/21	3,175	$3,294,062
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.875	12/15/23	1,225	1,286,311
Meritage Homes Corp., Gtd. Notes(aa)	4.500	03/01/18	3,900	3,909,750
New Home Co. Inc., (The), Gtd. Notes	7.250	04/01/22	1,525	1,578,375
PulteGroup, Inc., Gtd. Notes	4.250	03/01/21	1,850	1,918,635
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(aa)	5.250	04/15/21	4,300	4,379,894
Gtd. Notes, 144A	5.625	03/01/24	700	728,000
TRI Pointe Group, Inc., Gtd. Notes	4.875	07/01/21	2,400	2,514,000
William Lyon Homes, Inc.,
Gtd. Notes(aa)	5.750	04/15/19	2,950	2,972,125
Gtd. Notes	7.000	08/15/22	400	413,000

				49,362,758

Internet 0.5%
TIBCO Software, Inc., Sr. Unsec’d. Notes, 144A	11.375	12/01/21	2,500	2,718,750

Iron/Steel 2.3%
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	6.125	06/01/18	7,200	7,336,800
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC (Australia), Gtd. Notes, 144A(aa)	6.500	05/15/21	3,405	3,549,712
Signode Industrial Group LUX SA/Signode Industrial Group US, Inc., Gtd. Notes, 144A	6.375	05/01/22	1,950	2,006,063

				12,892,575

Leisure Time 0.2%
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.750	12/15/21	1,125	1,164,375

Lodging 4.4%
Boyd Gaming Corp., Gtd. Notes	6.875	05/15/23	300	319,500
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties, Sr. Sec’d. Notes	8.000	10/01/20	10,700	10,940,750
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A	10.250	11/15/22	975	1,071,281
Sr. Sec’d. Notes, 144A	6.750	11/15/21	2,125	2,244,531
MGM Resorts International, Gtd. Notes(aa)	8.625	02/01/19	8,880	9,445,656

				24,021,718

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Machinery-Diversified 1.1%
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A(aa)	8.750%	12/15/19	1,425	$1,464,188
CNH Industrial Capital LLC, Gtd. Notes(aa)	4.375	11/06/20	1,900	1,978,850
Zebra Technologies Corp., Sr. Unsec’d. Notes	7.250	10/15/22	2,584	2,724,828

				6,167,866

Media 14.7%
AMC Networks, Inc., Gtd. Notes	4.750	12/15/22	1,203	1,231,090
Cablevision Systems Corp., Sr. Unsec’d. Notes(aa)	7.750	04/15/18	2,250	2,289,375
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes	5.250	03/15/21	150	153,375
Sr. Unsec’d. Notes(aa)	5.250	09/30/22	10,455	10,742,512
Sr. Unsec’d. Notes, 144A	4.000	03/01/23	1,690	1,688,944
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A(aa)	5.125	12/15/21	4,595	4,612,231
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	2,160	2,161,339
Sr. Unsec’d. Notes, 144A(aa)	6.375	09/15/20	6,586	6,676,557
Clear Channel Worldwide Holdings, Inc.,
Series A, Gtd. Notes(aa)	6.500	11/15/22	3,090	3,109,312
Series A, Gtd. Notes	7.625	03/15/20	465	453,375
Series B, Gtd. Notes	6.500	11/15/22	1,385	1,405,775
Series B, Gtd. Notes	7.625	03/15/20	985	975,150
Cogeco Communications, Inc. (Canada), Gtd. Notes, 144A(aa)	4.875	05/01/20	2,500	2,531,250
CSC Holdings LLC, Sr. Unsec’d. Notes	7.875	02/15/18	880	886,600
DISH DBS Corp.,
Gtd. Notes(aa)	5.125	05/01/20	2,875	2,954,063
Gtd. Notes(aa)	6.750	06/01/21	5,643	6,009,795
Mediacom Broadband LLC/Mediacom Broadband Corp.,
Sr. Unsec’d. Notes	5.500	04/15/21	1,800	1,827,000
Sr. Unsec’d. Notes(aa)	6.375	04/01/23	6,819	7,040,617
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	6.875	08/15/23	250	265,625
Nexstar Broadcasting, Inc., Gtd. Notes, 144A	6.125	02/15/22	1,035	1,071,225
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750	01/15/23	400	427,000
SFR Group SA (France), Sr. Sec’d. Notes, 144A(aa)	6.000	05/15/22	3,500	3,528,455
Sinclair Television Group, Inc.,
Gtd. Notes(aa)	5.375	04/01/21	2,585	2,643,163
Gtd. Notes	6.125	10/01/22	2,975	3,086,563
Sirius XM Radio, Inc., Gtd. Notes, 144A	3.875	08/01/22	450	453,465

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	19

Schedule of Investments (unaudited) (continued)

as of November 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Media (cont’d.)
TEGNA, Inc.,
Gtd. Notes	5.125%	10/15/19	346	$350,758
Gtd. Notes, 144A(aa)	4.875	09/15/21	3,030	3,090,600
Tribune Media Co., Gtd. Notes(aa)	5.875	07/15/22	4,045	4,125,900
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750	09/15/22	4,768	4,946,800
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	345	363,544

				81,101,458

Mining 3.5%
First Quantum Minerals Ltd. (Zambia), Gtd. Notes, 144A	7.000	02/15/21	1,365	1,416,188
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A(aa)	9.750	03/01/22	4,164	4,632,450
Freeport-McMoRan, Inc.,
Gtd. Notes	2.375	03/15/18	1,419	1,417,226
Gtd. Notes	3.550	03/01/22	650	641,063
Gtd. Notes	6.500	11/15/20	2,000	2,039,600
International Wire Group, Inc., Sec’d. Notes, 144A	10.750	08/01/21	1,500	1,368,750
Kinross Gold Corp. (Canada), Gtd. Notes	5.125	09/01/21	840	886,200
New Gold, Inc. (Canada), Gtd. Notes, 144A(aa)	6.250	11/15/22	3,505	3,618,912
Teck Resources Ltd. (Canada), Gtd. Notes(aa)	4.500	01/15/21	3,124	3,229,435

				19,249,824

Miscellaneous Manufacturing 2.7%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	6,850	6,907,540
Sr. Unsec’d. Notes, 144A(aa)	8.750	12/01/21	6,525	7,218,347
EnPro Industries, Inc., Gtd. Notes	5.875	09/15/22	500	520,000

				14,645,887

Oil & Gas 6.8%
Antero Resources Corp.,
Gtd. Notes	5.125	12/01/22	275	281,875
Gtd. Notes	5.375	11/01/21	925	948,125
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A(aa)	10.000	04/01/22	4,558	4,956,825
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A(aa)	10.750	02/15/20	3,000	3,172,500
CNX Resources Corp.,
Gtd. Notes(aa)	5.875	04/15/22	5,008	5,120,680
Gtd. Notes	8.000	04/01/23	814	868,945

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.500%	01/30/26	1,925	$1,949,063
Sr. Unsec’d. Notes, 144A	7.000	08/15/21	2,500	2,587,500
Sr. Unsec’d. Notes, 144A	8.125	09/15/23	700	752,500
Extraction Oil & Gas, Inc./Extraction Finance Corp., Gtd. Notes, 144A(aa)	7.875	07/15/21	3,275	3,463,312
MEG Energy Corp. (Canada), Gtd. Notes, 144A	6.375	01/30/23	3,750	3,435,937
Noble Holding International Ltd. (United Kingdom), Gtd. Notes	7.750	01/15/24	950	821,750
Range Resources Corp., Gtd. Notes	5.875	07/01/22	1,000	1,027,500
RSP Permian, Inc., Gtd. Notes	6.625	10/01/22	1,375	1,447,188
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes	5.500	08/01/20	850	873,800
Gtd. Notes(aa)	6.250	04/15/21	2,750	2,853,125
Teine Energy Ltd. (Canada), Sr. Unsec’d. Notes, 144A	6.875	09/30/22	1,500	1,545,000
WPX Energy, Inc.,
Sr. Unsec’d. Notes	6.000	01/15/22	225	231,750
Sr. Unsec’d. Notes	7.500	08/01/20	1,021	1,107,785

				37,445,160

Packaging & Containers 3.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.250	09/15/22	2,300	2,351,463
Coveris Holdings SA (Luxembourg), Gtd. Notes, 144A(aa)	7.875	11/01/19	4,375	4,385,937
Greif, Inc., Sr. Unsec’d. Notes(aa)	7.750	08/01/19	6,050	6,503,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer LU, Sr. Sec’d. Notes(aa)	5.750	10/15/20	4,775	4,855,578
Sealed Air Corp., Gtd. Notes, 144A(aa)	6.500	12/01/20	1,045	1,149,500

				19,246,228

Pharmaceuticals 1.4%
Allergan, Inc., Gtd. Notes(aa)	1.350	03/15/18	2,240	2,236,959
Endo Finance LLC, Gtd. Notes, 144A	5.750	01/15/22	175	145,687
Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A	5.375	01/15/23	1,000	780,000
Gtd. Notes, 144A	7.250	01/15/22	1,500	1,305,000
Valeant Pharmaceuticals International, Inc.,
Gtd. Notes, 144A	5.375	03/15/20	2,250	2,227,500
Gtd. Notes, 144A	7.500	07/15/21	150	148,125
Sr. Sec’d. Notes, 144A	6.500	03/15/22	775	813,750

				7,657,021

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	21

Schedule of Investments (unaudited) (continued)

as of November 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines 2.0%
DCP Midstream Operating LP, Gtd. Notes, 144A	4.750%	09/30/21	1,000	$1,027,500
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes	6.000	05/15/23	3,050	3,095,750
NGPL PipeCo LLC, Sr. Unsec’d. Notes, 144A	4.375	08/15/22	1,200	1,230,000
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	5.625	04/15/20	1,600	1,676,000
Sr. Unsec’d. Notes, 144A(aa)	6.000	01/15/19	2,150	2,219,230
Sr. Unsec’d. Notes, 144A	6.850	07/15/18	1,900	1,935,625

				11,184,105

Real Estate 1.0%
Crescent Communities LLC/Crescent Venture, Inc., Sr. Sec’d. Notes, 144A	8.875	10/15/21	2,037	2,164,312
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	8.250	12/01/22	1,693	1,797,763
Realogy Group LLC/Realogy Co-Issuer Corp., Gtd. Notes, 144A	5.250	12/01/21	1,425	1,482,000

				5,444,075

Real Estate Investment Trusts (REITs) 1.9%
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes, 144A	5.000	03/15/24	700	728,000
FelCor Lodging LP, Gtd. Notes	6.000	06/01/25	2,150	2,284,375
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	5.000	04/15/21	1,150	1,170,125
Gtd. Notes(aa)	5.000	04/15/23	500	513,750
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes(aa)	5.500	02/01/21	2,625	2,707,031
SBA Communications Corp.,
Sr. Unsec’d. Notes	4.875	07/15/22	500	517,500
Sr. Unsec’d. Notes, 144A	4.000	10/01/22	2,400	2,412,000

				10,332,781

Retail 5.2%
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22	800	764,000
Claire’s Stores, Inc.,
Sr. Sec’d. Notes, 144A	6.125	03/15/20	400	224,000
Sr. Sec’d. Notes, 144A	9.000	03/15/19	1,700	1,034,875
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes	6.750	06/15/23	725	672,438
Sr. Unsec’d. Notes	6.750	01/15/22	675	635,344

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Retail (cont’d.)
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625%	06/15/20	900	$796,500
Sr. Unsec’d. Notes	8.625	06/15/20	2,350	2,079,750
Hot Topic, Inc., Sr. Sec’d. Notes, 144A	9.250	06/15/21	1,530	1,139,850
L Brands, Inc.,
Gtd. Notes	5.625	10/15/23	1,545	1,662,806
Gtd. Notes(aa)	6.625	04/01/21	3,325	3,657,866
Gtd. Notes	7.000	05/01/20	1,175	1,286,625
Gtd. Notes	8.500	06/15/19	975	1,059,094
Men’s Wearhouse, Inc. (The), Gtd. Notes	7.000	07/01/22	825	793,031
Neiman Marcus Group Ltd. LLC, Gtd. Notes, 144A	8.000	10/15/21	1,312	747,840
PetSmart, Inc., Gtd. Notes, 144A(aa)	7.125	03/15/23	3,375	2,463,750
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A	10.250	06/30/20	1,100	968,000
Rite Aid Corp.,
Gtd. Notes	9.250	03/15/20	1,200	1,221,000
Gtd. Notes, 144A(aa)	6.125	04/01/23	3,500	3,237,500
Ruby Tuesday, Inc., Gtd. Notes	7.625	05/15/20	1,125	1,144,687
Tops Holding LLC/Tops Markets II Corp., Sr. Sec’d. Notes, 144A	8.000	06/15/22	725	413,250
Yum! Brands, Inc., Sr. Unsec’d. Notes(aa)	3.875	11/01/20	2,400	2,448,000

				28,450,206

Semiconductors 1.2%
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.875	09/01/22	1,500	1,528,125
Gtd. Notes, 144A(aa)	4.125	06/15/20	2,900	2,980,656
Gtd. Notes, 144A	4.125	06/01/21	2,200	2,261,864

				6,770,645

Software 3.9%
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21	2,735	2,768,340
First Data Corp., Gtd. Notes, 144A(aa)	7.000	12/01/23	9,250	9,805,000
Infor US, Inc., Sr. Sec’d. Notes, 144A(aa)	5.750	08/15/20	5,340	5,491,869
Nuance Communications, Inc., Gtd. Notes, 144A(aa)	5.375	08/15/20	3,380	3,427,320

				21,492,529

Telecommunications 6.9%
Aegis Merger Sub, Inc., Sr. Unsec’d. Notes, 144A	10.250	02/15/23	2,000	2,175,000
Anixter, Inc., Gtd. Notes(aa)	5.625	05/01/19	1,500	1,552,500
CenturyLink, Inc., Series S, Sr. Unsec’d. Notes(aa)	6.450	06/15/21	4,825	4,800,875

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	23

Schedule of Investments (unaudited) (continued)

as of November 30, 2017

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
CommScope, Inc., Gtd. Notes, 144A(aa)	5.000%	06/15/21	5,940	$6,087,757
Frontier Communications Corp.,
Sr. Unsec’d. Notes	6.250	09/15/21	475	351,500
Sr. Unsec’d. Notes	8.125	10/01/18	1,775	1,761,688
Sr. Unsec’d. Notes	8.500	04/15/20	235	214,878
Sr. Unsec’d. Notes	9.250	07/01/21	750	603,285
Intelsat Jackson Holdings SA (Luxembourg), Sr. Sec’d. Notes, 144A	9.500	09/30/22	590	679,975
Level 3 Financing, Inc., Gtd. Notes(aa)	6.125	01/15/21	6,022	6,127,385
Qwest Capital Funding, Inc., Gtd. Notes	6.500	11/15/18	1,000	1,037,050
Sprint Corp.,
Gtd. Notes	7.250	09/15/21	2,390	2,545,350
Gtd. Notes(aa)	7.875	09/15/23	4,635	4,994,212
T-Mobile USA, Inc.,
Gtd. Notes	6.000	03/01/23	875	918,028
Gtd. Notes	6.125	01/15/22	1,000	1,035,000
Gtd. Notes	6.625	04/01/23	2,750	2,877,188

				37,761,671

Textiles 0.7%
Springs Industries, Inc., Sr. Sec’d. Notes(aa)	6.250	06/01/21	3,875	3,962,188

Transportation 0.2%
XPO Logistics, Inc., Gtd. Notes, 144A	6.500	06/15/22	925	966,625

Trucking & Leasing 0.3%
DAE Funding LLC (United Arab Emirates), Gtd. Notes, 144A	4.500	08/01/22	1,475	1,467,625

TOTAL CORPORATE BONDS (cost $654,061,171)				651,951,987

			Shares

COMMON STOCK 0.0%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)* (cost $43,940)			1,033	30,050

TOTAL LONG-TERM INVESTMENTS (cost $699,721,771)				697,943,943

See Notes to Financial Statements.

24

Description	Shares	Value
SHORT-TERM INVESTMENT 2.8%

AFFILIATED MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $15,672,673)(w)	15,672,673	$15,672,673

TOTAL INVESTMENTS 129.6% (cost $715,394,444)		713,616,616
Liabilities in excess of other assets(z) (29.6)%		(163,091,519)

NET ASSETS 100.0%		$550,525,097

The following abbreviations are used in the semiannual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

EUR—Euro

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $4,845,721 and 0.9% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $367,419,096 segregated as collateral for amount of $170,000,000 borrowed and outstanding as of November 30, 2017. Of such securities, securities in the amount of $5,715,643 have been loaned for which, the amount borrowed serves as collateral.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at November 30, 2017.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)	Indicates a restricted security; the original cost of such security is $3,200,000. The value of $3,288,000 is 0.6% of net assets.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at November 30, 2017:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 12/04/17	Citigroup Global Markets	EUR	217	$259,378	$258,642	$(736)
Expiring 12/04/17	Goldman Sachs & Co.	EUR	217	259,182	258,641	(541)

				$518,560	$517,283	(1,277)

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	25

Schedule of Investments (unaudited) (continued)

as of November 30, 2017

Forward foreign currency exchange contracts outstanding at November 30, 2017 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Euro,
Expiring 12/04/17	Citigroup Global Markets	EUR	217	$255,351	$258,642	$(3,291)
Expiring 12/04/17	Goldman Sachs & Co.	EUR	217	255,022	258,642	(3,620)
Expiring 02/02/18	Citigroup Global Markets	EUR	217	260,411	259,692	719
Expiring 02/02/18	Goldman Sachs & Co.	EUR	217	260,214	259,692	522

				$1,030,998	$1,036,668	(5,670)

						$(6,947)

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2017 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$41,116,185	$4,845,721
Corporate Bonds	—	651,951,987	—
Common Stock	30,050	—	—
Affiliated Mutual Fund	15,672,673	—	—
Other Financial Instruments*
OTC Forward Foreign Currency Exchange Contracts	—	(6,947)	—

Total	$15,702,723	$693,061,225	$4,845,721

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

During the period, there were no transfers between Level 1, Level 2 and Level 3 to report.

See Notes to Financial Statements.

26

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2017 were as follows:

Media	14.7%
Healthcare-Services	9.2
Home Builders	9.0
Telecommunications	8.3
Oil & Gas	6.8
Electric	6.6
Chemicals	6.3
Retail	6.3
Entertainment	6.2
Software	5.0
Lodging	4.4
Packaging & Containers	3.8
Mining	3.5
Computers	3.3
Commercial Services	3.1
Food	3.1
Affiliated Mutual Fund	2.8
Diversified Financial Services	2.8
Miscellaneous Manufacturing	2.7
Iron/Steel	2.3
Pipelines	2.0
Real Estate Investment Trusts (REITs)	1.9
Technology	1.8
Pharmaceuticals	1.4
Semiconductors	1.2
Auto Parts & Equipment	1.1
Machinery-Diversified	1.1%
Real Estate	1.0
Forest Products & Paper	0.8
Banks	0.8
Building Materials	0.8
Healthcare-Products	0.7
Textiles	0.7
Electronics	0.6
Wireless	0.5
Internet	0.5
Environmental Control	0.5
Non-Captive Finance	0.4
Auto Manufacturers	0.3
Trucking & Leasing	0.3
Beverages	0.2
Leisure Time	0.2
Transportation	0.2
Aerospace & Defense	0.2
Hand/Machine Tools	0.1
Distribution/Wholesale	0.1
Oil, Gas & Consumable Fuels	0.0 *

129.6
Liabilities in excess of other assets	(29.6)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	27

Schedule of Investments (unaudited) (continued)

as of November 30, 2017

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is foreign exchange contracts risk. The effect of such derivative instruments on the Fund’s’ financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2017 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	$1,241	Unrealized depreciation on OTC forward foreign currency exchange contracts	$8,188

The effects of derivative instruments on the Statement of Operations for the six months ended November 30, 2017 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$(299,997)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Forward Currency Contracts
Foreign exchange contracts	$108,685

See Notes to Financial Statements.

28

For the six months ended November 30, 2017, the Fund’s average volume of derivative activities is as follows:

Forward Foreign Currency Exchange Contracts—Purchased(1)	Forward Foreign Currency Exchange Contracts—Sold(1)
$3,396,940	$5,171,607

(1)	Value at Settlement Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$5,715,643	$(5,715,643)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Citigroup Global Markets	$719	$(4,027)	$(3,308)	$—	$(3,308)
Goldman Sachs & Co.	522	(4,161)	(3,639)	—	(3,639)

	$1,241	$(8,188)	$(6,947)	$—	$(6,947)

(1)	Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.
(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	29

Statement of Assets & Liabilities (unaudited)

as of November 30, 2017

Assets
Investments at value, including securities on loan of $5,715,643
Unaffiliated investments (cost $699,721,771)	$697,943,943
Affiliated investments (cost $15,672,673)	15,672,673
Cash	30,849
Foreign currency, at value (cost $475,277)	510,347
Dividends and interest receivable	11,273,481
Receivable for investments sold	750,139
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,241
Prepaid expenses	4,436

Total Assets	726,187,109

Liabilities
Loan payable	170,000,000
Payable for investments purchased	4,670,862
Management fee payable	474,278
Loan interest payable	301,688
Accrued expenses and other liabilities	103,471
Dividends payable	57,732
Deferred directors’ fees	45,793
Unrealized depreciation on OTC forward foreign currency exchange contracts	8,188

Total Liabilities	175,662,012

Net Assets	$550,525,097

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,874,484

633,907,741
Distributions in excess of net investment income	(631,279)
Accumulated net realized loss on investment and foreign currency transactions	(81,001,660)
Net unrealized depreciation on investments and foreign currencies	(1,749,705)

Net assets, November 30, 2017	$550,525,097

Net asset value per share ($550,525,097 ÷ 33,256,724 shares of common stock issued and outstanding)	$16.55

See Notes to Financial Statements.

30

Statement of Operations (unaudited)

Six Months Ended November 30, 2017

Net Investment Income (Loss)
Income
Interest income	$20,162,044
Affiliated dividend income	108,297
Other income	39,157

Total income	20,309,498

Expenses
Management fee	2,941,698
Loan interest expense	1,773,700
Custodian and accounting fees	63,318
Shareholders’ reports	35,075
Legal fees and expenses	27,674
Audit fee	22,030
Directors’ fees	20,808
Registration fees	17,047
Transfer agent’s fees and expenses	10,539
Miscellaneous	8,136

Total expenses	4,920,025

Net investment income (loss)	15,389,473

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	680,566
Forward currency contract transactions	(299,997)
Foreign currency transactions	(729,074)

(348,505)

Net change in unrealized appreciation (depreciation) on:
Investments	(6,252,377)
Forward currency contracts	108,685
Foreign currencies	16,094

(6,127,598)

Net gain (loss) on investment and foreign currency transactions	(6,476,103)

Net Increase (Decrease) In Net Assets Resulting From Operations	$8,913,370

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	31

Statement of Changes in Net Assets (unaudited)

	Six Months Ended November 30, 2017	Year Ended May 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$15,389,473	$32,671,530
Net realized gain (loss) on investment and foreign currency transactions	(348,505)	(425,244)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(6,127,598)	11,073,826

Net increase (decrease) in net assets resulting from operations	8,913,370	43,320,112

Dividends from net investment income	(18,457,482)	(41,654,047)

Total increase (decrease)	(9,544,112)	1,666,065

Net Assets:
Beginning of period	560,069,209	558,403,144

End of period(a)	$550,525,097	$560,069,209

(a) Includes undistributed/(distributions in excess of) net investment income of:	$(631,279)	$2,436,730

See Notes to Financial Statements.

32

Statement of Cash Flows

For Six Months Ended November 30, 2017

Increase (Decrease) in Cash
Cash flows from operating activities:
Interest and dividends paid (excluding discount and premium amortization of $(2,273,669))	$22,760,067
Operating expenses paid	(3,137,576)
Loan interest paid	(1,777,598)
Purchases of long-term portfolio investments	(247,214,323)
Proceeds from disposition of long-term portfolio investments	263,586,170
Net purchases and sales of short-term investments	3,719,387
Increase in receivable for investments sold	(750,139)
Decrease in payable for investments purchased	(8,167,347)
Increase in prepaid expenses	(3,182)
Net cash received from foreign currency transactions	(289,243)
Effect of exchange rate changes	16,093

Net cash provided from operating activities	28,742,309

Cash flows from financing activities:
Cash dividends paid	(18,477,793)
Decrease in borrowings	(10,000,000)

Net cash used in financing activities	(28,477,793)

Net increase (decrease) in cash	264,516
Cash at beginning of period, including foreign currency	276,680

Cash at end of period, including foreign currency	$541,196

Reconciliation of Net Increase (Decrease) in Net Assets to Net Cash Provided from Operating Activities
Net increase in net assets resulting from operations	$8,913,370

Increase in investments	22,364,903
Net realized loss on investment and foreign currency transactions	348,505
Decrease in net unrealized depreciation on investments and foreign currencies	6,127,598
Net cash paid from foreign currency transactions	(289,243)
Effect of exchange rate changes	16,093
Decrease in interest and dividends receivable	176,900
Increase in receivable for investments sold	(750,139)
Increase in prepaid expenses	(3,182)
Decrease in payable for investments purchased	(8,167,347)
Decrease in loan interest payable	(3,898)
Increase in management fee payable and accrued expenses and other liabilities	3,570
Increase in deferred directors’ fees	5,179

Total adjustments	19,828,939

Net cash provided from operating activities	$28,742,309

See Notes to Financial Statements.

Prudential Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements (unaudited)

Prudential Short Duration High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on November 14, 2011.

The investment objective of the Fund is to provide a high level of current income.

1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or “the Manager”). Under the current valuation procedures, the Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market

34

approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing recent transaction prices for identical or comparable securities. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price are classified as Level 3 in the fair value hierarchy.

OTC derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing OTC derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated OTC derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain OTC derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which

Prudential Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements (unaudited) (continued)

it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized

36

foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet their obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement

Prudential Short Duration High Yield Fund, Inc.	37

Notes to Financial Statements (unaudited) (continued)

between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

Bank Loans: The Fund may invest in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and

38

becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Prudential Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements (unaudited) (continued)

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, PGIM Investments provides all of the administrative functions necessary for the organization, operation and management of the Fund. PGIM Investments administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by, the Fund’s custodian (the Custodian), and the Fund’s transfer agent. PGIM Investments is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

40

PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other cost and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of 0.80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended November 30, 2017 no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the Prudential Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the six months ended November 30, 2017, were $247,214,323 and $262,954,146, respectively.

On June 14, 2017, GenOn Energy, Inc. and its subsidiaries filed for bankruptcy under Chapter 11. In connection with the Chapter 11 plan for reorganization (the “GenOn Reorganization Plan”) GenOn Energy, Inc. and its subsidiaries will issue a 144A high yield bond offering for the exit financing of the bankruptcy. As part of the GenOn Reorganization Plan and restructuring of the existing bond, PGIM, Inc. had agreed to participate in a backstop

Prudential Short Duration High Yield Fund, Inc.	41

Notes to Financial Statements (unaudited) (continued)

commitment of $5,230,000 for the new bond offering. Under the commitment agreement, the Fund would have been obligated to purchase all of the unsubscribed shares of the bond offering. The Fund received a backstop fee of $261,500 in conjunction with this commitment. As of November 17, 2017, the commitment agreement was terminated and PGIM, Inc. was not obligated to purchase any unsubscribed shares of the bond offering.

5. Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of November 30, 2017 were as follows:

Tax Basis	$722,061,804

Gross Unrealized Appreciation	7,356,042
Gross Unrealized Depreciation	(15,808,177)

Net Unrealized Depreciation	$(8,452,135)

The book basis may differ from tax basis due to certain tax-related adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2017 of approximately $72,087,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on April 30, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084. As of November 30, 2017, Prudential owned 8,271 shares of the Fund.

For the six months ended November 30, 2017, the Fund did not issue any shares of common stock in connection with the Fund’s dividend reinvestment plan.

42

7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $240 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

The Fund utilized the credit facility during the six months ended November 30, 2017. The average daily outstanding loan balance for the 183 days that the Fund utilized the facility during the period was $177,322,404, borrowed at a weighted average interest rate of 1.97%. The maximum loan balance outstanding during the period was $180,000,000. At November 30, 2017, the Fund had an outstanding loan balance of $170,000,000.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the rehypothecation of portfolio securities. Such earnings are disclosed in the Statement of Operations under Other income.

8. Subsequent Event

Dividends and Distributions: On November 30, 2017 the Fund declared monthly dividends of $0.0925 per share payable on December 29, 2017, January 8, 2018 and February 28, 2018, respectively, to shareholders of record on December 15, 2017, December 29, 2017 and February 16, 2018, respectively. The ex-dates were determined to be December 14, December 28, 2017 and February 15, 2018, respectively.

Prudential Short Duration High Yield Fund, Inc.	43

Financial Highlights (unaudited)

	Six Months Ended November 30,		Year Ended May 31,
	2017		2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$16.84		$16.79	$17.84	$18.82	$19.18	$18.75
Income (loss) from investment operations:
Net investment income (loss)	0.46		0.98	1.06	1.20	1.22	1.24
Net realized and unrealized gain (loss) on investment transactions	(0.19)		0.32	(0.75)	(0.59)	0.02	0.74
Total from investment operations	0.27		1.30	0.31	0.61	1.24	1.98
Less Dividends:
Dividends from net investment income	(0.56)		(1.25)	(1.36)	(1.59)	(1.60)	(1.57)
Fund share transactions:
Common stock offering costs charged to paid-in capital in excess of par	-		-	-	-	-	-	(e)
Accretion to net asset value from the exercise of the underwriters over-allotment option	-		-	-	-	-	0.02
Total of share transactions	-		-	-	-	-	0.02
Net asset value, end of period	$16.55		$16.84	$16.79	$17.84	$18.82	$19.18
Market price, end of period	$14.75		$15.59	$15.58	$15.75	$17.84	$19.45
Total Return(b):	(1.88)%		8.36%	8.23%	(2.92)%	0.24%	4.97%

Ratios/Supplemental Data:
Net assets, end of period (000)	$550,525		$560,069	$558,403	$593,165	$626,021	$637,704
Average net assets (000)	$555,929		$559,484	$560,771	$602,489	$630,017	$635,754
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.77%	(f)	1.71%	1.55%	1.58%	1.52%	1.47%
Expenses before waivers and/or expense reimbursement(d)	1.77%	(f)	1.71%	1.55%	1.58%	1.52%	1.53%
Net investment income (loss)	5.52%	(f)	5.84%	6.29%	6.60%	6.45%	6.45%
Portfolio turnover rate	35%	(g)	65%	58%	58%	75%	74%
Asset coverage	424%		411%	372%	439%	363%	405%
Total debt outstanding at period-end (000)	$170,000		$180,000	$205,000	$175,000	$238,000	$209,000

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.
(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)	Includes interest expense of 0.64% for the six months ended November 30, 2017, 0.54% for the year ended May 31, 2017, 0.40% for the year ended May 31, 2016, 0.41% for the year ended May 31, 2015, 0.36% for the year ended May 31, 2014 and 0.35% for the year ended May 31, 2013.
(e)	Less than $0.005 per share.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.

44

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common stock. The holders of common stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the common stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of common stock and may re-invest that cash in additional common stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock. The common stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common stock from the Fund (“Newly Issued common stock”) or (ii) by purchase of outstanding common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the common stock plus per share fees (as defined below) is equal to or greater than the NAV per share of common stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued common stock on behalf of the participants. The number of Newly Issued common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of common stock on the payment date, provided that, if the NAV per share of common stock is less than or equal to 95% of the closing market price per share of common stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common stock on the payment date. If, on the payment date for any Dividend, the NAV per share of common stock is greater than the closing market value per share of common stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of common stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

Prudential Short Duration High Yield Fund, Inc.	45

Other Information (unaudited) (continued)

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of common stock exceeds the NAV per share of common stock, the average per share purchase price paid by the Plan Administrator for common stock may exceed the NAV per share of the common stock, resulting in the acquisition of fewer shares of common stock than if the Dividend had been paid in Newly Issued common stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common stock at the NAV per share of common stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of common stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. common stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of common stock such as banks, brokers or nominees that hold shares of common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share

46

fee. If a participant elects to sell his or her shares of common stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of common stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of common stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of common stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of common stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of common stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

Prudential Short Duration High Yield Fund, Inc.	47

Other Information (unaudited) (continued)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

48

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration High Yield Fund, Inc. (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, two Investment Committees and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors,1 met on June 6-8, 2017 and approved the renewal of the agreements through July 31, 2018, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, PGIM, and PGIML the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify

[1]

Barry H. Evans and Laurie Simon Hodrick joined the Board effective as of September 1, 2017. Neither Mr. Evans nor Ms. Hodrick participated in the consideration of the renewal of the Fund’s advisory agreements.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2017.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

Visit our website at prudentialfunds.com

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser and sub-subadviser are affiliated with PGIM Investments and that their profitability is reflected in PGIM Investments’ profitability report. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale.

Prudential Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services. In light of the Fund’s current size, performance and expense structure, the Board concluded that the absence of breakpoints in the Fund’s fee schedule is acceptable at this time.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2016.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended May 31, 2016. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe (the Lipper Closed End High Yield Leveraged Funds Performance Universe), which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

Visit our website at prudentialfunds.com

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index for the three-year period.
•

The Board considered PGIM Investments’ assertion that the benchmark index is a better comparative source against which to evaluate the performance of the Fund than the Peer Universe. In this regard, the Board considered PGIM Investments assertion that most of the Fund’s peers invest in longer duration and lower quality securities in comparison to the Fund.

•

The Board also considered information from PGIM Investments indicating that the Fund is expected to outperform during risk off environments, such as 2015, when the Fund performed in the first quartile relative to its Peer Universe.

•	The Board concluded that, in light of the above and its relatively short history, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration High Yield Fund, Inc.

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us in 2016 or 2017 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey;

Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I & II (Connecticut General); Pruco Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Prudential Customer Solutions LLC; Quantitative Management Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

Prudential Mutual Funds; Prudential Capital Partners, L.P.; The Target Portfolio Trust; Advanced Series Trust; Prudential Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Other Companies

Prudential Retirement Strategic Investments, LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed. 1/2018

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
www.pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PRUDENTIAL SHORT DURATION HIGH YIELD FUND, INC.

NYSE	ISD
CUSIP	74442F107

PICE1000E2

Item 2	–	Code of Ethics – Not required, as this is not an annual filing.

Item 3	–	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4	–	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5	–	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

	(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits

(a)	(1)	Code of Ethics – Not required, as this is not an annual filing.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Short Duration High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	January 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 19, 2018

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	January 19, 2018